UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21595

Cohen & Steers Worldwide Realty Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2009. The net asset value at that date was $4.72 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its net asset value; at period end, the Fund's closing price on the NYSE was $4.26. The total returns, including income, for the Fund and the comparative benchmarks were:

Six Months Ended June 30, 2009
Cohen & Steers Worldwide Realty Income Fund at Market Value[a]	28.22%
Cohen & Steers Worldwide Realty Income Fund at Net Asset Value[a]	1.23%
S&P Developed Property Index[b]	5.62%
S&P 500 Index[b]	3.16%
Blended benchmark—70% S&P Developed Property Index, 30% Merrill Lynch Fixed Rate Preferred Index[b]	4.84%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from the issuance of preferred shares and borrowings under a credit agreement.

Investment Review

Global real estate securities had a volatile six months, with a continued economic downturn and deteriorating capital markets driving negative returns for most of the first quarter. Then, after hitting multi-year lows in March, the asset class rallied as monetary and fiscal stimulus efforts began to take hold and the commencement of the inventory cycle began to reverse the contraction in global economies. Asia Pacific was the top-performing region and outdistanced North America and Europe by wide margins. The United States was among the poorest performers, with a total return of –12.1%1. Early in the period, investors reacted unfavorably to the new administration's proposed fiscal budget and were initially disappointed with a lack of specifics on how the government would address the banking crisis.

a  As a closed-end investment company, the price of the Fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the Fund.

b  The S&P Developed Property Index is an unmanaged portfolio of approximately 398 constituents from 21 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

1  Country returns are in local currencies as measured by the S&P Developed Property Index.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

More clarity on policy lifted U.S. REITs in March

The March rally took hold after the Federal Reserve said it would make substantial purchases of long-term Treasury and mortgage-backed bonds. Equities received another boost when Treasury Secretary Geithner unveiled the details of the Public Private Investment Program rescue plan, which involves working with private investors to purchase assets from banks. Real estate, specifically, benefited from these programs, as they also helped avert deflation, which can be particularly damaging to property values. Yield spreads on commercial mortgage-backed securities—a traditional means of real estate financing—narrowed, and U.S. REITs had a strong rally in response to the news.

Recapitalization put global REITs on solid ground

Recapitalization started in Australia before moving to the United Kingdom and the United States. In each country, the goals were similar: to strengthen balance sheets, meet debt maturities and have enough liquidity to take advantage of buying opportunities. Over the six-month period ended June 30, 2009, real estate companies globally raised more than $36 billion in public debt and equity, with $16.8 billion in the U.S. alone. Cohen & Steers was instrumental in several capital raisings, and was a cornerstone investor in many of them.

Canada (+12.0%) declined in the first quarter but bounced back, receiving a boost from an interest-rate cut in March, rising oil prices and a healthy banking sector. The market saw some small but meaningful REIT recapitalizations.

Early in the period, U.K. real estate securities (–17.9%) came under pressure as a drop in property values pushed up loan-to-value ratios, putting some companies close to their maximum leverage covenants. In response, four of the largest public property companies recapitalized in February, and others followed suit in the second quarter. The market responded favorably; dilution factors were trumped by REITs' improved financial condition. The rally leveled off in June, with the capitalization story fading as most major REITs' capital needs had been met. Investors refocused on fundamentals, which remained weak.

France (+5.1%) saw a first-quarter sell-off on news of higher-than-forecast unemployment and an unexpected drop in consumption. The market rebounded in the second quarter as the major real estate companies renegotiated leverage covenants, but did not recapitalize. In news, Spain launched its version of the REIT model (SOCIMI) in June. Unlike most REIT structures, it includes a corporate income tax (18%); however, dividends paid to individuals will be tax-exempt.

China's stimulus activity echoed throughout Asia Pacific

Asia Pacific real estate property companies declined in the first quarter as the global economic slowdown reduced demand for the region's exports and pushed most of its economies into recession. China's expansive fiscal and monetary policies, sizable infrastructure spending and relaxed bank lending took hold in the second quarter, however, suggesting that a resumption in the mainland's economic growth may be at hand.

After a steep February sell-off, Hong Kong property stocks (+45.5%) rebounded, despite gross domestic product (GDP) contracting more than expected. A steady influx of money from mainland China helped support the residential market. Real estate development companies benefited from a combination of low rates and limited existing residential supply. Singapore (+41.3%) surged as its economy performed better than expected and office fundamentals appeared to be stabilizing. The country saw a rebound in residential transactions when developers cut prices and banks offered attractive mortgages.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Japan (+14.2%) rebounded after a poor first quarter. Financially weaker J-REITs trailed the broad market, but rose amid indications that the government was willing to support the group. Property fundamentals remained weak; office vacancy rates within Tokyo's main wards topped 6% for the first time since early 2005. The condominium market showed some signs of stabilization, with a decline in the inventory of unsold units (now below 10,000, a level considered to be a bear market threshold).

Early in the year, Australia (–10.8%) trended down as unemployment rose and office space in Sydney came under pressure from a growing supply of sub-lease space. However, the country appears to have sidestepped a significant recession; GDP grew 0.4% in the first quarter due to government stimulus policies and a recovery in commodity prices. Some of the market's smaller companies rallied on the perception that financing would become more available. Following a second round of recapitalizations, the major real estate companies have largely met their near-term financing needs.

Preferreds had positive returns

Concerns about the global economy and financial system pushed preferred securities (which had a total return of +2.7% for the six months, as measured by the Merrill Lynch Fixed Rate Preferred Index) to multi-year lows in the first quarter. However, they staged a recovery that began in March and continued into the second quarter, as well-received government initiatives, access to capital markets and a positive outlook for bank earnings provided a lift.

Real estate preferred securities (+14.8% for the six months, as measured by the Merrill Lynch REIT Preferred Index) also bounced off multi-year lows in early March and had a sizable outperformance for the year to date. Re-equitization lifted both common and preferred REIT shares and also encouraged the REIT unsecured bond market.

Global Real Estate Securities Total Returns in Local Currencies
January 1, 2009—June 30, 2009

Country returns are in local currencies as measured by the S&P Developed Property Index.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Fund performance

The Fund employs leverage as part of a yield-enhancement strategy. While leverage can increase total return in rising markets, it can have the opposite effect in declining markets. In the first quarter, leverage magnified the Fund's negative return, while in the second quarter—when many markets and asset classes rose sharply—it boosted the Fund's performance.

The Fund had a positive return in the period based on net asset value, although it underperformed its benchmark. Factors that hindered performance included our underweight in Asia Pacific, the top-performing region during the six-month period. The Fund was underweight each of the individual markets; Australia was the only country in which that worked in our favor. In Hong Kong, stock selection partly mitigated the effect of our underweight there. Relative performance was also hampered by our stock selection and overweight in the United Kingdom.

Stock selection in the United States provided a boost to relative return. The Fund's allocation to preferred securities, in particular REIT preferreds, generated a strong absolute return and contributed to performance (preferreds are not included in the index).

The Fund's market price rose 28.2% in the period. This reflected a trend of a narrowing in closed-end funds' discounts to their underlying net asset values. Discounts for most funds reached historically wide levels in 2008, but narrowed considerably in the first half of 2009.

Investment Outlook

It is likely that the global economy has bottomed, although the strength and timing of a recovery is uncertain. We believe the United States will surprise to the upside later this year and into 2010, which, along with potential growth in China, could aid a broader global turnaround.

U.S. REIT capital raisings will likely resume again after June's pause, as companies continue to take advantage of a receptive market. We believe that companies with the balance sheet capacity will be in a position to play offense when these buying opportunities appear.

Occupancies and market rents in the United Kingdom still have room to fall, but we believe that property values and cap rates for prime London real estate are stabilizing—especially in the West End, with its diverse tenant base and limited supply. More investors are looking beyond the likelihood of continued weak fundamentals, targeting high-quality properties with dependable income streams and attractive prices.

The efforts to address capital needs have started to spread to continental Europe, although there is still much to be done; a reluctance to recapitalize has clouded many companies' outlook. France's growth had been supported by strong domestic consumer demand, but it has recently leveled off and may remain sluggish into 2010. Similarly, indexation of rents to inflation provided a tailwind for office property owners in recent years but could become a headwind as leases roll over in a low-growth environment.

The recovery in Asia Pacific has been stronger than expected, led by China's initiatives to stimulate the economy, which have encouraged real estate investment and development. China's influence has raised speculation that the recovery in this region might in fact "decouple" from the recoveries in the United States and Europe. In Hong Kong, the economy is likely to remain negative for the rest of 2009, although office rents should bottom by

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

year end. Investors may continue to look beyond this, amid improving residential fundamentals and a flattening unemployment rate. Very low interest rates could spur demand for higher-return investments, including real estate.

Most of the major Australian property trusts have decreased leverage through recapitalization, significantly diminishing the likelihood of distress among high-quality portfolios. Over the next year, we expect them to use this liquidity to acquire properties, or even smaller companies, on attractive terms. We view Japan's developers as more attractive than J-REITs, which are generally expensive and undercapitalized. Japan's economy may take time to recover, as it depends on recoveries in its major trading partners.

For our part, we favor companies with the balance sheet capacity to take advantage of buying opportunities that arise. These companies and those fundamentally positioned for economic recovery remain our primary focus.

Although it is our view that corporate and REIT preferreds can rise from current levels in six to 12 months, while providing attractive income along the way, we expect to see periods of price volatility as investors react to economic and corporate earnings news. Believing that a full recovery in preferreds could be slow, we favor a high income component in the total return equation.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Sincerely,

	MARTIN COHEN	ROBERT H. STEERS

	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	SCOTT CROWE

	Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	GERIOS J.M. ROVERS	CHARLES J. MCKINLEY

Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes a combination of auction market preferred shares (AMPS) and borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2009, leverage represented 43% of the Fund's managed assets, with AMPS and borrowings each representing 23% and 20%, respectively.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that AMPS have variable dividend rates and borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of June 30, 2009, we have fixed the rate on 36% of our borrowings at an average interest rate of 3.1% for an average remaining period of 3.2 years (when we first entered into the swaps, the average term was 4.6 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsa

Leverage (as a % of managed assets)	43%
% Fixed Rate	36%
% Variable Rate	64%
Weighted Average Rate on Swaps	3.1%
Weighted Average Term on Swaps	3.2 years
Current Rate on AMPS[b]	1.6%
Current Rate on Debt[c]	1.0%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2009. Information subject to change.

b  See Note 5 in Notes to Financial Statements.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

JUNE 30, 2009

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Simon Property Group	$4,734,800	3.7%
Westfield Group	3,928,508	3.0
Liberty Property Trust	3,439,388	2.7
Digital Realty Trust, 8.50%, Series A	3,220,250	2.5
Unibail-Rodamco	3,166,092	2.4
Vornado Realty Trust	2,959,822	2.3
Sun Hung Kai Properties Ltd.	2,749,675	2.1
Corio NV	2,433,555	1.9
ProLogis	2,365,352	1.8
Canadian Real Estate Investment Trust	2,264,790	1.8

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

		Number of Shares	Value
COMMON STOCK	133.0%
AUSTRALIA	17.0%
DIVERSIFIED	7.2%
Dexus Property Group[a,b]		2,958,016	$1,779,701
GPT Group[a]		2,838,372	1,110,711
Mirvac Group[a]		894,399	775,024
Stockland[a]		657,827	1,696,879
			5,362,315
INDUSTRIAL	0.9%
Goodman Group[a]		2,102,074	622,165
OFFICE	3.3%
Commonwealth Property Office Fund[a]		1,448,180	967,160
ING Office Fund[a]		1,648,583	609,146
Macquarie Office Trust[a]		5,185,656	871,489
			2,447,795
RETAIL	5.6%
Macquarie CountryWide Trust[a]		586,979	255,544
Westfield Group[a,b]		429,238	3,928,508
			4,184,052
TOTAL AUSTRALIA			12,616,327
BELGIUM	1.5%
DIVERSIFIED
Wereldhave Belgium[a,b]		16,078	1,112,561
BRAZIL	0.3%
RESIDENTIAL
MRV Engenharia e Participacoes SA		13,455	186,427
CANADA	8.9%
DIVERSIFIED	4.9%
Brookfield Properties Corp.		127,172	1,013,561
Canadian Real Estate Investment Trust		107,085	2,264,790
Cominar Real Estate Investment Trust		27,000	359,335
			3,637,686

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
OFFICE/INDUSTRIAL	0.5%
Realex Properties Corp., 144Ac		1,288,500	$357,255
RESIDENTIAL	0.4%
Boardwalk REIT		11,873	333,789
RETAIL	3.1%
First Capital Realty		21,655	310,168
Primaris Retail REIT		192,941	1,963,996
			2,274,164
TOTAL CANADA			6,602,894
FINLAND	0.4%
DIVERSIFIED
Sponda Oyj[a,d]		102,193	291,165
FRANCE	6.2%
DIVERSIFIED	5.8%
Fonciere des Regions[a]		4,422	333,408
Gecina SAa,b		13,500	837,564
Unibail-Rodamco[a,b]		21,176	3,166,092
			4,337,064
RETAIL	0.4%
Mercialys Promesse[a]		8,213	253,749
TOTAL FRANCE			4,590,813
HONG KONG	15.8%
DIVERSIFIED	12.0%
Agile Property Holdings Ltd.[a]		75,800	108,575
Henderson Land Development Company Ltd.[a]		167,000	946,507
Hysan Development Company Ltd.[a]		699,994	1,783,410
Kerry Properties Ltd.[a]		226,500	992,441
New World Development Ltd[a]		897,000	1,605,410
Shimao Property Holdings Ltd.[a]		191,000	366,781
Sino Land Co., Ltd.[a]		224,000	368,761
Sun Hung Kai Properties Ltd.[a]		220,746	2,749,675
			8,921,560

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
HOTEL	0.4%
Shangri-La Asia Ltd.[a]		192,000	$281,112
OFFICE	2.0%
Hongkong Land Holdings Ltd. (USD) (Singapore)[a]		435,200	1,532,761
RESIDENTIAL	1.4%
China Overseas Land & Investment Ltd.[a]		304,000	696,951
Country Garden Holdings Co.[a]		703,000	326,297
			1,023,248
TOTAL HONG KONG			11,758,681
JAPAN	9.5%
DIVERSIFIED	5.2%
Kenedix Realty Investment Corp.[a]		156	537,950
Mitsubishi Estate Co., Ltd.[a]		118,000	1,958,997
Mitsui Fudosan Co., Ltd.[a]		58,700	1,018,102
Tokyo Tatemono Co., Ltd.[a]		58,000	322,994
			3,838,043
OFFICE	3.8%
Japan Prime Realty Investment Corp.[a]		887	1,913,458
Nippon Building Fund[a]		33	282,083
Nomura Real Estate Office Fund[a]		102	648,464
			2,844,005
RETAIL	0.5%
Japan Retail Fund Investment Corp.[a]		74	341,384
TOTAL JAPAN			7,023,432
NETHERLANDS	5.0%
INDUSTRIAL	0.8%
ProLogis European Properties[a]		152,728	579,932
OFFICE	0.9%
VastNed Offices/Industrial NVa		47,895	706,934

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
RETAIL	3.3%
Corio NVa,b		49,899	$2,433,555
TOTAL NETHERLANDS			3,720,421
NEW ZEALAND	1.8%
DIVERSIFIED
Kiwi Income Property Trust[a]		2,270,794	1,317,912
SINGAPORE	5.8%
DIVERSIFIED	4.0%
CapitaLand Ltd.[a]		26,000	66,106
Keppel Land Ltd.[a]		955,100	1,448,027
Mapletree Logistics Trust[a]		1,611,000	615,421
Suntec Real Estate Investment Trust[a]		1,455,000	861,701
			2,991,255
HOTEL	1.0%
CDL Hospitality Trusts[a]		1,236,000	705,953
OFFICE	0.8%
CapitaCommercial Trust[a]		1,098,000	618,590
TOTAL SINGAPORE			4,315,798
SWEDEN	1.3%
DIVERSIFIED
Castellum ABa		155,929	995,696
UNITED KINGDOM	7.0%
DIVERSIFIED	3.5%
British Land Co., PLC[a,b]		255,722	1,610,244
Hammerson PLC[a,b]		196,094	994,346
			2,604,590
INDUSTRIAL	0.4%
Segro PLC[a]		819,013	327,514

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
OFFICE	3.1%
Derwent London PLC[a]		63,776	$982,322
Great Portland Estates PLC[a,b]		364,635	1,321,402
			2,303,724
TOTAL UNITED KINGDOM			5,235,828
UNITED STATES	52.5%
DIVERSIFIED	4.0%
Vornado Realty Trust[b,e]		65,730	2,959,822
HEALTH CARE	5.1%
Brookdale Senior Living		30,579	297,839
HCP[b]		56,327	1,193,569
Nationwide Health Properties[b]		37,036	953,307
Omega Healthcare Investors[b]		46,385	719,895
Ventas[b]		22,118	660,444
			3,825,054
HOTEL	2.2%
Host Hotels & Resorts[b]		196,389	1,647,704
INDUSTRIAL	5.3%
AMB Property Corp.[b]		85,123	1,601,164
ProLogis[b]		293,468	2,365,352
			3,966,516
MORTGAGE	0.5%
Chimera Investment Corp[b]		101,939	355,767
OFFICE	14.3%
BioMed Realty Trust[b]		94,559	967,339
Boston Properties[b]		37,569	1,792,041
Brandywine Realty Trust[b]		152,057	1,132,825
Kilroy Realty Corp.[b]		16,213	333,015
Liberty Property Trust[b]		149,279	3,439,388
Mack-Cali Realty Corp.[b]		83,895	1,912,806
Parkway Properties[b]		21,630	281,190
SL Green Realty Corp.[b]		34,943	801,592
			10,660,196

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
OFFICE/INDUSTRIAL	0.9%
PS Business Parks[b]		13,499	$653,892
RESIDENTIAL	5.6%
American Campus Communities[b]		25,767	571,512
Apartment Investment & Management Co.[b]		151,459	1,340,412
Equity Residential[b]		101,235	2,250,454
			4,162,378
RETAIL	13.3%
CBL & Associates Properties		273,448	1,473,885
Macerich Co.[b]		82,861	1,459,182
Regency Centers Corp.[b]		19,910	695,058
Simon Property Group[b,e]		92,063	4,734,800
Weingarten Realty Investors[b]		103,542	1,502,394
			9,865,319
SELF STORAGE	0.9%
Public Storage[b]		10,051	658,139
SPECIALTY	0.4%
Plum Creek Timber Co.		9,343	278,235
TOTAL UNITED STATES			39,033,022
TOTAL COMMON STOCK (Identified cost—$110,356,195)			98,800,977
PREFERRED SECURITIES—$25 PAR VALUE	27.4%
BERMUDA	0.6%
INSURANCE—REINSURANCE
Aspen Insurance Holdings Ltd., 7.401%, Series A		28,200	451,482
UNITED STATES	26.8%
INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		24,950	512,723
REAL ESTATE	26.1%
HEALTH CARE	2.7%
Health Care REIT, 7.875%, Series De		88,600	1,995,272

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
HOTEL	3.9%
Host Hotels & Resorts, 8.875%, Series Eb		81,600	$1,683,000
LaSalle Hotel Properties, 7.50%, Series D		29,575	465,806
LaSalle Hotel Properties, 8.00%, Series E		40,000	737,200
			2,886,006
RESIDENTIAL	6.6%
Apartment Investment & Management Co., 9.375%, Series Gb		45,100	922,746
Apartment Investment & Management Co., 8.00%, Series Tb		65,000	1,137,500
Apartment Investment & Management Co., 7.75%, Series Ub		100,000	1,671,000
Apartment Investment & Management Co., 8.00%, Series Vb		68,300	1,195,250
			4,926,496
RETAIL	6.2%
Kimco Realty Corp., 7.75%, Series Gb		49,950	1,031,467
Regency Centers Corp., 7.25%, Series Db		50,000	953,000
Saul Centers, 8.00%, Series A		30,000	603,000
Taubman Centers, 7.625%, Series H		50,000	925,000
Weingarten Realty Investors, 6.50%, Series Fb		70,571	1,103,025
			4,615,492
SPECIALTY	6.7%
Digital Realty Trust, 8.50%, Series Ab		146,375	3,220,250
Digital Realty Trust, 7.875%, Series Bb		82,575	1,721,689
			4,941,939
TOTAL REAL ESTATE			19,365,205
TOTAL UNITED STATES			19,877,928
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$25,882,409)			20,329,410
PREFERRED SECURITIES—CAPITAL SECURITIES	10.0%
FRANCE	0.8%
BANK
Natixis, 10.00%, due 4/29/49, 144Ac		1,000,000	600,781

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares		Value
GERMANY	2.5%
DIVERSIFIED
IVG Immobilien AG, 8.00%, due 5/29/49[f]			4,000,000	$1,908,436
UNITED STATES	6.7%
BANK	1.6%
CoBank ACB, 11.00%, Series C, 144Ac			25,000	1,197,212
INSURANCE—PROPERTY CASUALTY	3.8%
ACE Capital Trust II, 9.70%, due 4/1/30			1,500,000	1,368,803
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ac			1,500,000	841,524
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ac			1,000,000	599,399
				2,809,726
MULTI UTILITIES	1.3%
Dominion Resources Capital Trust I, 7.83%, due 12/1/27			1,000,000	980,071
TOTAL UNITED STATES				4,987,009
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$12,378,600)				7,496,226
		Principal Amount
CORPORATE BONDS	1.9%
LUXEMBOURG
REAL ESTATE—INDUSTRIAL
Prologis International, 5.875%, due 10/23/14[a] (Identified cost—$1,299,142)		EUR	1,505,000	1,393,450

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.1%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.001%[g]		400,000	$400,000
Federated U.S. Treasury Cash Reserves Fund, 0.00%[g]		400,000	400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$800,000)			800,000
TOTAL INVESTMENTS (Identified cost—$150,716,346)	173.4%		128,820,063
LIABILITIES IN EXCESS OF OTHER ASSETS	(33.0)%		(24,532,686)
LIQUIDATION VALUE OF PREFERRED SHARES	(40.4)%		(30,000,000)
NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $4.72 per share based on 15,740,708 shares of common stock outstanding)	100.0%		$74,287,377

Glossary of Portfolio Abbreviations

EUR  Euro

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets applicable to common shares of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 73.2% of net assets applicable to common shares of the Fund, including 71.3%, which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

b  A portion or all of the security is pledged in connection with the revolving credit agreement: $51,523,897 has been pledged as collateral.

c  Resale is restricted to qualified institutional investors. Aggregate holdings equal 4.8% of net assets applicable to common shares of the Fund.

d  Non-income producing security.

e  A portion or all of the security is held as collateral for interest rate swap transactions: $3,177,260 has been segregated.

f   Illiquid security. Aggregate holdings equal 2.5% of net assets applicable to common shares of the Fund.

g   Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

Interest rate swaps outstanding at June 30, 2009 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (reset monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products AG	$15,000,000	2.934%	0.314%	July 25, 2012	$(412,176)
UBS AG	$5,000,000	3.600%	0.319%	January 17, 2013	(234,111)
					$(646,287)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2009.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$150,716,346)	$128,820,063
Cash (includes $390,000 segregated as collateral for open swap positions)	488,806
Receivable for:
Investment securities sold	1,176,087
Dividends and interest	1,138,060
Other assets	25,616
Total Assets	131,648,632
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	646,287
Payable for:
Revolving credit agreement	25,000,000
Investment securities purchased	1,098,067
Dividends declared on common shares	257,020
Investment management fees	101,178
Foreign currency overdraft, at value (Cost—$41,654)	41,205
Dividends declared on preferred shares	22,734
Interest expense	6,494
Administration fees	6,390
Directors' fees	1,869
Other liabilities	180,011
Total Liabilities	27,361,255
LIQUIDATION VALUE OF PREFERRED SHARES	30,000,000
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$74,287,377
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Paid-in-capital	$254,907,231
Dividends in excess of net investment income	(1,625,064)
Accumulated net realized loss	(156,448,186)
Net unrealized depreciation	(22,546,604)
$74,287,377
NET ASSET VALUE PER COMMON SHARE:
($74,287,377 ÷ 15,740,708 shares outstanding)	$4.72
MARKET PRICE PER COMMON SHARE	$4.26
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(9.75)%

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividend income (net of $217,738 of foreign withholding tax)	$2,609,199
Interest income	563,910
Total Income	3,173,109
Expenses:
Investment management fees	519,668
Line of credit fees	105,494
Professional fees	101,403
Custodian fees and expenses	86,753
Interest expense	63,545
Administration fees	50,813
Shareholder reporting expenses	41,237
Preferred remarketing fee	35,445
Directors' fees and expenses	25,702
Transfer agent fees and expenses	10,689
Registration and filing fees	5,404
Miscellaneous	27,362
Total Expenses	1,073,515
Reduction of Expenses (See Note 2)	(38,971)
Net Expenses	1,034,544
Net Investment Income	2,138,565
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(36,618,190)
Foreign currency transactions	(102,035)
Interest rate swap transactions	(1,387,829)
Net realized loss	(38,108,054)
Net change in unrealized depreciation on:
Investments	34,457,250
Foreign currency translations	4,826
Interest rate swap transactions	1,246,534
Net change in unrealized depreciation	35,708,610
Net realized and unrealized loss	(2,399,444)
Net Decrease in Net Assets Resulting from Operations	(260,879)
Less Dividends to Preferred Shareholders	(282,537)
Net Decrease in Net Assets from Operations Applicable to Common Shares	$(543,416)

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$2,138,565	$12,333,161
Net realized loss	(38,108,054)	(109,360,319)
Net change in unrealized appreciation (depreciation)	35,708,610	(74,951,396)
Net decrease in net assets resulting from operations	(260,879)	(171,978,554)
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(282,537)	(92,799)
Tax return of capital	—	(4,923,011)
Total dividends and distributions to preferred shareholders	(282,537)	(5,015,810)
Net decrease in net assets from operations applicable to common shares	(543,416)	(176,994,364)
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(2,912,031)	—
Tax return of capital	—	(22,577,719)
Total dividends and distributions to common shareholders	(2,912,031)	(22,577,719)
Capital Stock Transactions:
Increase in net assets from shares issued to common shareholders for reinvestment of dividends	—	2,962,271
Total decrease in net assets applicable to common shares	(3,455,447)	(196,609,812)
Net Assets Applicable to Common Shares:
Beginning of period	77,742,824	274,352,636
End of period[a]	$74,287,377	$77,742,824

a  Includes dividends in excess of net investment income of $1,625,064 and $569,061, respectively.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2009 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(260,879)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(126,177,173)
Net purchases, sales and maturities of short-term investments	6,175,898
Net amortization/accretion of premium (discount)	(25,587)
Tax adjustments	1,103,916
Proceeds from sales and maturities of long-term investments	112,829,861
Decrease in interest receivable, receivable for investment securities sold and other assets	4,522,606
Net decrease in payable for investment securities purchased, accrued expenses and other payables	(1,447,254)
Net change in unrealized appreciation on investments	(34,457,250)
Net change in unrealized appreciation on interest rate swaps	(1,246,534)
Net realized loss from investments	36,618,190
Cash used by operating activities	(2,364,206)
Cash Flows from Financing Activities:
Net decrease in preferred shares outstanding	(15,000,000)
Net increase in payable for revolving credit agreement	21,000,000
Distributions paid on preferred shares	(282,537)
Distributions paid on common shares	(2,912,031)
Decrease in payable to common shareholders	(112,147)
Decrease in payable to preferred shareholders	(70,065)
Cash provided for financing activities	2,623,220
Increase in cash	259,014
Cash at beginning of period (including foreign currency)	188,587
Cash at end of period (including foreign currency)	$447,601

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the	For the Year Ended December 31,			For the Period March 31, 2005[a]
	Six Months Ended				through
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	December 31, 2005
Net asset value per common share, beginning of period	$4.94	$17.64	$24.74	$19.00	$19.10
Income from investment operations:
Net investment income	0.14	2.48	1.21 [b]	1.35 [b]	1.06 [b]
Net realized and unrealized gain (loss)	(0.15)	(13.42)	(4.24)	7.76	0.62
Total income (loss) from investment operations	(0.01)	(10.94)	(3.03)	9.11	1.68
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.02)	(0.01)	(0.45)	(0.42)	(0.19)
Net realized gain	—	—	(0.09)	(0.07)	(0.04)
Tax return of capital	—	(0.31)	—	—	—
Total dividends and distributions to preferred shareholders	(0.02)	(0.32)	(0.54)	(0.49)	(0.23)
Total from investment operations applicable to common shares	(0.03)	(11.26)	(3.57)	8.62	1.45
Less: Offering costs charged to paid-in capital—common shares	—	—	—	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	(0.13)
Total offering costs	—	—	—	—	(0.17)
Anti-dilutive effect from the issuance of common shares	—	0.00 [c]	0.00 [c]	0.05	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.19)	—	(2.91)	(2.49)	(1.13)
Net realized gain	—	—	(0.62)	(0.44)	(0.25)
Tax return of capital	—	(1.44)	—	—	—
Total dividends and distributions to common shareholders	(0.19)	(1.44)	(3.53)	(2.93)	(1.38)
Net increase (decrease) in net asset value per common share	(0.22)	(12.70)	(7.10)	5.74	(0.10)
Net asset value, per common share, end of period	$4.72	$4.94	$17.64	$24.74	$19.00
Market value, per common share, end of period	$4.26	$3.52	$16.00	$28.65	$16.56
Net asset value total return[d]	1.23%[f]	–67.00%	–14.51%[e]	46.41%[e]	6.90%[f]
Market value return[d]	28.22%[f]	–74.07%	–33.04%	94.64%	–11.07%[f]

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the	For the Year Ended December 31,			For the Period March 31, 2005[a]
	Six Months Ended				through
Ratios/Supplemental Data:	June 30, 2009	2008	2007	2006	December 31, 2005
Net assets applicable to common shares, end of period (in millions)	$74.3	$77.7	$274.4	$382.9	$287.1
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[g]	3.52%[h]	2.51%	1.77%	1.83%	1.77%[h]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[g]	3.39%[h]	2.18%	1.29%	1.17%	1.14%[h]
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[g]	3.18%[h]	1.99%	—	—	—
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[g]	6.88%[h]	5.88%	4.60%	5.55%	6.60%[h]
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[g]	7.01%[h]	6.21%	5.08%	6.21%	7.24%[h]
Ratio of expenses to average daily managed assets (before expense reduction)[g,i]	1.96%[h]	1.50%	1.25%	1.25%	1.25%[h]
Ratio of expenses to average daily managed assets (net of expense reduction)[g,i]	1.89%[h]	1.30%	0.92%	0.80%	0.80%[h]
Portfolio turnover rate	104%[f]	140%	47%	29%	74%[f]
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	$30,000	$45,000	$153,000	$153,000	$153,000
Total shares outstanding (in 000's)	1	2	6	6	6
Asset coverage ratio for revolving credit agreement	517%	3,169%	—	—	—
Asset coverage per $1,000 for revolving credit agreement	$5,171	$31,686	—	—	—
Asset coverage ratio for auction market preferred shares[j]	235%	259%	279%	350%	288%
Asset coverage per share for auction market preferred shares[j]	$58,750	$64,750	$69,829	$87,563	$71,910
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share[k]	$25,000	$25,000	$25,000	$25,000	$25,000

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

e  Reflects adjustments for reinvestment of distributions in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 29, 2006 (last business day of reporting period). Additionally, the beginning net asset value used to calculate the return for the year ended December 31, 2007, reflects the same aforementioned adjustments, resulting in a return for the period that differs from the return that was reported as of the close of business on December 31, 2007.

f  Not annualized.

g  Ratios do not reflect dividend payments to preferred shareholders.

h  Annualized.

i  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and the outstanding balance of the revolving credit agreement.

j  Includes the effect of the outstanding borrowings from the revolving credit agreement.

k  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Worldwide Realty Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on June 16, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The Fund's investment objective is to seek high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter are valued at the official closing prices as reported by Nasdaq, the Pink Sheets, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Staff Position No. 157-4 "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"), effective June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at June 30, 2009 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Brazil	$186,427	$186,427	$—	—
Common Stock—Canada	6,602,894	6,245,639	357,255	—
Common Stock—United States	39,033,022	39,033,022	—	—
Common Stock—Other Countries	52,978,634	—	52,978,634	—
Preferred Securities—$25 Par Value	20,329,410	20,329,410	—	—
Preferred Securities—Capital Securities	7,496,226	—	7,496,226	—
Corporate Bonds	1,393,450	—	1,393,450	—
Money Market Funds	800,000	—	800,000	—
Total Investments	$128,820,063	$65,794,498	$63,025,565	—
Other Financial Instruments*	$(646,287)	$—	$(646,287)	—

*  Other financial instruments are interest rate swap contracts.

Included in the table above are $1,393,450 of corporate bonds which were fair valued pursuant to the Fund's fair value procedures. The fair value price considered current day transaction prices, transaction volume and comparability of transaction. The volume and level of activity had not decreased significantly and therefore, the transactions were deemed to be orderly.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with the sale of preferred shares and borrowing under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of the preferred shares and the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the preferred shares and the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

discounted net value of the cash flows to be received from or paid to the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap Dealers Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's swap transactions. The ISDA between the Fund and Merrill Lynch Derivative Products AG ("MLDP") requires the Fund to post collateral in the event that the Fund's net asset value (NAV) declines beyond a stated threshold. During the year ended December 31, 2008, this threshold was breached and, as a result, MLDP could request the Fund to post collateral, in the form of cash or U.S. Treasury securities. The collateral amount is determined by the approximate unrealized depreciation of a particular swap transaction on each valuation date. As of June 30, 2009, this amount was $390,000. The Investment Manager notified MLDP of this breach, and as of June 30, 2009, MLDP has not required the Fund to post any collateral.

In addition, during 2008, the Fund notified UBS AG ("UBS") that it breached certain terms and conditions of its ISDA and on November 21, 2008, UBS granted a conditional waiver to the Fund stating that UBS did not intend to presently exercise its rights under the ISDA.

At June 30, 2009, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP and UBS. However, both MLDP and UBS reserve any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2009, the investment manager considers it likely that a portion of the dividends to common shareholders will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Series M7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series W28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.95% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares and/or the amount of any loan outstanding.

The investment manager has contractually agreed to waive its investment management fee for the period of January 1, 2009 through March 31, 2009 at the annual rate of 0.15%.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the investment manager (not the Fund) pays the subadvisors 16.3%, 6.3% and 6.3%, respectively, of the management fee received by the investment

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

manager from the Fund. For the six months ended June 30, 2009, the investment manager paid the subadvisors $78,354, $30,284 and $30,284, respectively.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily managed assets. For the six months ended June 30, 2009, the Fund paid the advisor $32,821 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $852 from the Fund for the six months ended June 30, 2009.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2009, totaled $125,618,413 and $112,829,861, respectively.

Note 4. Income Tax Information

As of June 30, 2009, the federal tax cost and net unrealized depreciation on securities were as follows:

Gross unrealized appreciation	$4,964,597
Gross unrealized depreciation	(26,860,880)
Net unrealized depreciation	$(21,896,283)
Cost for federal income tax purposes	$150,716,346

As of December 31, 2008, the Fund had a net capital loss carryforward of $91,409,316, which will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations. In addition, the Fund incurred losses of $18,986,919 after October 31, 2008 that it has elected to treat as arising in 2009.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund issued 0 and 188,349 shares of common stock, respectively, for the reinvestment of dividends.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On June 12, 2008, the Board of Directors approved the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's outstanding common shares ("Share Repurchase Program") through the fiscal year ended December 31, 2008. On December 17, 2008, the Board of Directors authorized the continuation of the Share Repurchase Program through fiscal year ending December 31, 2009. During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund did not effect any repurchases.

The Fund's articles of incorporation authorize the issuance of Fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Preferred shares are senior to the Fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The Fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

The following table reflects the preferred shares issued and outstanding in the amount of $30,000,000 as of June 30, 2009, along with the range of dividend rates paid during the six months ended June 30, 2009:

	Value	Range
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 600 shares issued and outstanding)	$15,000,000	1.49%-1.69%
Auction market preferred shares, Series W28, ($25,000 liquidation value, $0.001 par value, 600 shares issued and outstanding)	$15,000,000	1.56%-1.77%

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provide for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for the auctions for the AMPS series of the Fund, and therefore, the maximum rates were declared on the respective AMPS series. Based upon the current ratings of the AMPS, the maximum rate for shares of a series will be the greater of 125% of LIBOR or 125 basis points plus LIBOR.

An existing owner of AMPS may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer. Existing holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase those AMPS in the auction. An auction fails when there is an insufficient number of bidders. A failed auction is not a default. Dividends continue to be paid on the AMPS at the maximum rate rather than an auction rate. Broker-dealers, which have been appointed by the Fund to serve as dealers for the auctions, may submit a bid in an auction to avoid an auction failure, but are not obligated to do so. Due to liquidity concerns in the market, most broker-dealers have decided not to submit bids to purchase AMPS.

The AMPS continue to be rated Aaa by Moody's Investor Services and AAA by Standard & Poor's. In addition, the Fund continues to meet certain specified asset coverage tests required by the rating agencies as well as the 200% asset coverage test with respect to AMPS set forth in the Investment Company Act of 1940, as amended.

During the six months ended June 30, 2009 and the year ended December 31, 2008, the Fund redeemed $15,000,000 and $108,000,000, respectively, of its outstanding preferred shares at a redemption price of $25,000 per share plus accrued but unpaid dividends. The partial redemption of the preferred shares was made on a pro rata basis across the Fund's two series. Redemptions were allocated among participating broker/dealers by the Depository Trust Company using a predetermined methodology and each broker/dealer allocated the redeemed shares to the underlying beneficiaries according to its own procedures.

The redemption amount and details for the six months ended June 30, 2009 are:

Series	Shares Outstanding 12/31/08	Number of Shares Redeemed	Shares Outstanding 06/30/09	Total Value 12/31/08	Amount Redeemed	Total Value 06/30/09
M7	900	300	600	$22,500,000	$7,500,000	$15,000,000
W28	900	300	600	22,500,000	7,500,000	15,000,000
				$45,000,000	$15,000,000	$30,000,000

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The redemption amount and details for the year ended December 31, 2008 are:

Series	Shares Outstanding 12/31/07	Number of Shares Redeemed	Shares Outstanding 12/31/08	Total Value 12/31/07	Amount Redeemed	Total Value 12/31/08
M7	3,060	2,160	900	$76,500,000	$54,000,000	$22,500,000
W28	3,060	2,160	900	76,500,000	54,000,000	22,500,000
				$153,000,000	$108,000,000	$45,000,000

On June 30, 2009, the Fund announced the redemption of the balance of its outstanding preferred shares.

The redemption amount and details are:

Series	Number of Shares Redeemed	Amount Redeemed	Redemption Date
M7	600	$15,000,000	July 21, 2009
W28	600	$15,000,000	July 24, 2009

Note 6. Borrowings

On September 8, 2008 the Fund entered into a $85,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street), as operations agent, and the lenders identified in the credit agreement. The Fund pays a facility fee of 0.15% per annum based on the credit agreement. The credit agreement has a 364-day term. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2009, the Fund has an outstanding borrowing of $25,000,000. During the six months ended June 30, 2009, the Fund borrowed an average daily balance of $14,906,250 at a weighted average borrowing cost of 1.07%.

Note 7. Derivative Investment

The Fund has adopted the provisions of Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). This new standard requires funds to disclose information intended to enable financial statement users to understand how and why the fund uses derivative instruments, how derivative instruments are accounted for under FAS 133 and how derivative instruments affect the

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

company's financial position, results of operations, and cash flows. All changes to disclosure have been made in accordance with FAS 161 and incorporated for the current period as part of the Notes to Financial Statements.

Fair Values of Derivative Instruments as of June 30, 2009:

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest Rate Swaps	Unrealized appreciation	—	Unrealized depreciation	$(646,287)
Statement of Operations
	Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
	Interest Rate Swaps	Net Realized and Unrealized Gain (Loss)	$(1,387,829)	$1,246,534

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Merger

On June 10, 2009, the Boards of Directors of the Fund and each of Cohen & Steers Premium Income Realty Fund, Inc. ("RPF"), Cohen & Steers Advantage Income Realty Fund, Inc. ("RLF" and collectively with the Fund and RPF, the "Acquired Funds") and Cohen & Steers Quality Income Realty Fund, Inc. ("RQI") approved a merger, subject to approval by the Fund's shareholders, in which the Fund, and RPF and RLF would merge with and into RQI in accordance with Maryland General Corporation Law. If each fund's shareholders approve the mergers, shareholders of the Fund, and shareholders of RPF and RLF would become shareholders of RQI. In connection with the mergers, all of the Fund's assets and liabilities will be combined with RQI, and each shareholder of the Fund will receive a number of shares of RQI in exchange for their shares of the Fund having an aggregate net asset value equal to the aggregate net asset value of the Fund's shares held as of the close of business of the New York Stock Exchange on the closing date of the mergers. Each merger is subject to approval of the shareholders of each of RPF, RLF, RQI and the Fund and shareholders of RPF, RLF and RQI will vote separately on the merger involving their respective fund. Shareholders of RQI only must also approve an amendment to RQI's charter to increase the number of authorized common shares. Additionally, the merger of the Fund with and into RQI is conditioned on the approval of the merger of RPF with and into RQI or on the approval of the merger of RLF with and into RQI.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

If shareholders approve the mergers and if the shareholders of RQI approve an increase in the number of authorized common shares, the closing date of the mergers is expected to be on or about December 18, 2009.

If RQI's shareholders do not approve the amendment to RQI's charter to increase the number of authorized shares, but the proposals approving the mergers are approved, RQI will not have sufficient authorized but unissued common shares to issue to all of the Fund's, and RPF's and RLF's shareholders, and will not be able to consummate all of the mergers. Should this occur, the Funds' Boards of Directors reserve the right to consummate the mergers of only one or two of the Acquired Funds with and into RQI and will publicly announce prior to the closing date which mergers will be consummated.

Merger related expenses, which will be borne by the Fund, are estimated to be approximately $124,000.

Note 10. Subsequent Events

In May 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165), effective for interim or annual periods ending after June 15, 2009. The FASB has established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

On July 15, 2009, the Fund terminated its credit agreement with State Street and entered into a $75,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP). The Fund pays a facility fee of 0.95% per annum on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to re-hypothecate portfolio securities segregated by the Fund up to the amount of the loan balance outstanding. The Fund will receive a portion of the fees earned by BNPP in connection with the re-hypothecation of portfolio securities.

Additionally, Note 5 discloses the subsequent AMPS redemptions which were announced on June 30, 2009. With regard to the Fund's financial statements, subsequent to June 30, 2009 and through August 12, 2009, there have been no recognized subsequent events (subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet) nor have there been any nonrecognized subsequent events (subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet but before the financial statements are issued or are available to be issued), except for those noted above.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Worldwide Realty Income Fund shareholders voted on the following proposals at the annual meeting held on April 30, 2009. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors
George Grossman	13,232,671	704,893
Robert H. Steers	13,284,872	652,693
C. Edward Ward, Jr.	13,276,640	660,925

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2009) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (03/31/05)	One Year	Since Inception (03/31/05)
–60.35%	–17.26%	–63.39%	–20.10%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and borrowings under a credit agreement.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

The Board of Directors, at its June 9-10, 2009 meeting, approved that the Fund may, but is not required to, use, without limit, various strategic transactions described below to seek to generate return, facilitate portfolio management and mitigate risks. Although the investment manager may seek to use these kinds of transactions to further the Fund's investment objectives, no assurance can be given that they will achieve this result. The Fund may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as "Derivatives Transactions."

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance, effecting a form of investment leverage on the Fund's portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. The Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the investment manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of the Fund's portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

The Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter ("OTC") derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

In connection with the ability of BNPP to re-hypothecate portfolio securities segregated by the Fund in connection with a credit agreement between the Fund and BNPP (See Note 10 in the Notes to Financial Statements),

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

the Board of Directors of the Fund, on June 29, 2009, approved a securities lending program and adopted procedures consistent with the requirements imposed by the SEC to permit the Fund to lend portfolio securities to broker/dealers or other institutions. A borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund does not have the right to vote securities on loan, but retains the right to vote if a material adverse event occurs with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return the loaned securities and the value of the collateral held by the Fund is insufficient to replace the securities. Finally, dividends received from certain types of securities on loan are considered substitute payments and will lose the "qualified dividend income" or QDI benefit.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (collectively, the "Management Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on June 9-10, 2009, the Management Agreements were discussed and were unanimously continued for a one-year term by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider, supplemental performance and summary information prepared by the Investment Manager, and memoranda outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the amount of time the Investment Manager dedicates to the Fund and the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the Fund.

The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund, has had, and would likely continue to have, a favorable impact on the success of the Fund. The Board of Directors further noted the Investment Manager's ability to attract quality and experienced personnel. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, quality and extent of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund underperformed the medians of the Peer Funds as well as its benchmarks during the year-to-date, one- and three-year periods ended March 31, 2009, ranking the Fund in the fifth or fourth quintiles over the periods. The Board of Directors engaged in discussions with the Investment Manager regarding the Fund's most recent absolute and relative performance, which was hampered by extreme market volatility during 2008 as a result of the recession and credit crisis, and by leverage. The Board of Directors also considered supplemental performance data provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of their analysis, the Board of Directors gave substantial consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's net expense ratios at managed and common asset levels compared to the medians of the Peer Funds, ranking the fund in the third or fourth quintiles across most categories. The Board of Directors also noted that the Investment Manager waived a portion of its management fee through March 31, 2009. The Board of Directors noted that the Fund pays an affiliated administration fee of 0.06% of the average daily managed assets to the Investment Manager.

The Board of Directors concluded that the Fund's current expense structure is competitive in the peer group. The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its administrative relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, shareholders appropriately benefited from economies of scale.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Management Agreement to those under other investment management contracts of other investment managers managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to the Investment Manager's other fund advisory agreements, as well as the profitability under the Management Agreement to the Investment Manager's other advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice president

William F. Scapell
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RWF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

WORLDWIDE REALTY INCOME FUND

280 PARK AVENUE

NEW YORK, NY 10017

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SEMIANNUAL REPORT

JUNE 30, 2009

RWFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title:President and Chief Executive Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: August 28, 2009